Exhibit 99.1

SCHEDULE IDENTIFYING THE DIFFERENCES BETWEEN THE NOTES (THE "NOTES") ISSUED BY THE TRUST IDENTIFIED ON THE COVER PAGE OF THE EXCHANGE ACT REPORT INTO WHICH THIS EXHIBIT 99.1 IS INCORPORATED BY REFERENCE (THE "TRUST") AND EXHIBIT 4.3 TO HARTFORD LIFE GLOBAL FUNDING TRUST 2007-001'S REPORT ON FORM 8-K/A FILED ON MARCH 29, 2007 ("EXHIBIT 4.3").


For purposes of this Exhibit 99.1, the following terms are referred to herein as the "Variable Terms".


Date of Note (Issuance Date):

Issuing Entity (The Trust):

Execution Party (The Trust, by
Wilmington Trust Company, not in its
individual capacity but solely as
Delaware Trustee):

Indenture Date (Issuance Date):

Date of Note (Issuance Date):

Cusip No.:

Principal Amount:

Issuance Date:                                              Floating Rate Note: [ ] Yes [ ] No. If yes,

Issue Price:                                                      Regular Floating Rate Notes [ ]

Stated Maturity Date:                                             Inverse Floating Rate Notes [ ]

Settlement Date:                                                        Fixed Interest Rate:

Securities Exchange Listing:  [ ] Yes  [ ] No. If yes,            Floating Rate/ Fixed Rate Notes: [ ]
      indicate name(s) of Securities Exchange(s):
                                                                        Fixed Interest Rate:
      -------------------------------------------
                                                                        Fixed Rate Commencement Date:
Depositary:
                                                                  Interest Rate Basis(es):
Authorized Denominations:
                                                                  CD Rate [ ]
Collateral held in the Trust: Hartford Life Insurance
  Company Funding Agreement No. FA-[ ], all                       CMT Rate [ ]
  proceeds of the Funding Agreement and all rights
  and books and records pertaining to the foregoing.                    Designated CMT Telerate Page:

Additional Amounts to be Paid: [ ] Yes  [ ] No                                If Telerate Page 7052:

Interest Rate or Formula:                                                     [ ] Weekly Average

Fixed Rate Note: [ ] Yes [ ] No. If yes,                                      [ ] Monthly Average

      Interest Rate:                                                    Designated CMT Maturity Index:

      Interest Payment Dates:                                     Commercial Paper Rate [ ]

      Additional/Other Terms:                                     Federal Funds Rate [ ]

Amortizing Note: [ ] Yes [ ] No. If yes,                          LIBOR [ ]

      Amortization schedule or formula:                                 [ ] LIBOR Reuters Page

      Additional/Other Terms:                                           [ ] LIBOR Moneyline Telerate Page

Discount Note: [ ] Yes [ ] No. If yes,
                                                                        LIBOR Currency:
      Total Amount of Discount:
                                                                  Prime Rate [ ]
      Initial Accrual Period of Discount:
                                                                  Treasury Rate [ ]
      Interest Payment Dates:
                                                                  Index Maturity:
      Additional/Other Terms:
                                                                  Spread:
Redemption Provisions: [ ] Yes [ ] No. If yes,
                                                                  Spread Multiplier:

      Initial Redemption Date:                                    Initial Interest Rate, if any:

      Redemption Dates:                                           Initial Interest Reset Date:

      Initial Redemption Percentage:                              Interest Reset Dates:

      Annual Redemption Percentage Reduction,                     Interest Determination Date(s):
      if any:
                                                                  Interest Payment Dates:
      Additional/Other Terms:
                                                                  Maximum Interest Rate, if any:
Repayment Provisions: [ ] Yes [ ] No. If yes,
                                                                  Minimum Interest Rate, if any:
      Repayment Date(s):
                                                                  Additional/Other Terms:
      Repayment Price:
                                                            Regular Record Date(s):
      Additional/Other Terms:
                                                            Sinking Fund:

                                                            Day Count Convention:

                                                            Specified Currency:

                                                            Exchange Rate Agent:

                                                            Calculation Agent:

                                                            Additional/Other Terms:


OMITTED DOCUMENT:  The global note representing the Notes (the "Global Note")


DIFFERENCES:

1. The Variable Terms of the Notes set forth in the Global Note differ from the terms set forth in Exhibit 4.3 as and to the extent the terms set forth in the pricing supplement filed by Hartford Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Notes (the "Pricing Supplement"), differ from the analogous terms set forth in Exhibit 4.3, as further modified or expanded by any additional schedule, exhibit or similar attachment to said Global Note, as may be filed as an exhibit to the Exchange Act report into which this Exhibit 99.1 is incorporated by reference.

2. If the Pricing Supplement indicates that the Trustee of the Trust issuing the Notes is other than Wilmington Trust Company, the Trustee so indicated is the entity executing the Note on behalf of the Trust.

3. If the Pricing Supplement indicates that the Indenture Trustee is other than The Bank of New York Trust Company, N.A. as successor to JPMorgan Chase Bank, N.A., the Indenture Trustee so identified is the party authenticating the Note as Indenture Trustee.

4. Any further terms and conditions as may be effected in any additional schedule, exhibit or similar attachment to said Note as may be filed as an exhibit to the Exchange Act report into which this Exhibit 99.1 is incorporated by reference.